SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials under 14a-12

AKERNA CORP.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per the Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 30, 2022, Akerna Corp. (“Akerna” or the “Company”) convened the Company’s special meeting of stockholders (the “Special Meeting”). 38,512,127 shares of common stock (including 3,269 common stock equivalent votes represented through our special voting share) were present at the Special Meeting in person or by proxy, which did not constitute a quorum of 40,282,988 shares, being a majority of the shares entitled to vote at the Special Meeting.

Under Article II, Section 6 of the Company’s Bylaws, the Chairman of the Special Meeting proposed a vote of shares present to adjourn the meeting until September 20, 2022, at 9:00 a.m. in the same location. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy.

Therefore, the Special Meeting has been adjourned until September 20, 2022, to be held at 201 Milwaukee Street, Unit 200, Denver, Colorado, 80206, at 9:00 a.m. (MT). All business to be transacted at the Special Meeting remains the same.

This will enable the Company’s stockholders of record as of the record date, which was July 18, 2022, additional time to consider and vote on the proposals, and enable the Company’s proxy solicitor, Advantage Proxy, more time to assist the Company with the solicitation of stockholder votes on the proposals.

At the reconvened Special Meeting, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the Proxy Statement for the Special Meeting. Valid proxies submitted prior to the Special Meeting will continue to be valid for the reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Special Meeting.

Forward-Looking Statements

Certain statements made in this report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s special meeting of stockholders. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K filed on March 31, 2022 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein.

Additional Information and Where to Find It

In connection with the special meeting of stockholders, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement which was mailed to the Company’s stockholders as of the record date for the special meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the special meeting, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: AKERNA CORP., 1550 Larimer Street #246, Denver, Colorado 80202, Attention: Secretary or visiting www.cstproxy/akerna/sm2022.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the special meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2022 AND ITS REGISTRATION STATEMENT ON FORM S-1, WHICH WAS FILED WITH THE SEC ON JUNE 29, 2022. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 30, 2022	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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